UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2010

AUTHENTEC, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On September 3, 2010, AuthenTec, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, AU Merger, Inc., a wholly owned subsidiary of the Company (“Sub”), UPEK, Inc. (“UPEK”) and Sofinnova Capital IV FCPR, as the Stockholders Representative, pursuant to which Sub was merged with and into UPEK with UPEK surviving as a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to the Merger Agreement, the Company acquired all of the outstanding shares of capital stock of UPEK in exchange for 5,956,540 shares of common stock of the Company and a non-interest bearing convertible promissory note in the principal amount of $21,557,559 (the “Note”).  The maturity date (the “Maturity Date”) of the Note is the earlier of (x) as soon as commercially practicable but in any event no later than three business days after the special meeting of the Company’s stockholders held to approve the conversion of the Note into an additional 7,984,281 shares of common stock of the Company (the “Note Satisfaction Shares”) and (y) March 1, 2011 (subject to a 60-day extension upon the occurrence certain events).

The Company convened a special meeting of its stockholders on December 17, 2010 (the “Special Meeting”) for the purpose of voting on the approval of the issuance of the Note Satisfaction Shares in full satisfaction of the Note.  At the Special Meeting, the stockholders approved the issuance of the Note Satisfaction Shares.  The Note Satisfaction Shares are being issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), by reason of Section 4(2) thereof and/or Regulation D promulgated under the Act.  Pursuant to the Merger Agreement, the Note Satisfaction Shares will be issued no later than three business days after the date of the Special Meeting.

On December 20, 2010, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the stockholder approval of the issuance of the Note Satisfaction Shares. The press release is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

As previously discussed, the Special Meeting was held on December 17, 2010.  At the Special Meeting, the Company’s stockholders (i) approved the issuance of the Note Satisfaction Shares in full satisfaction of the Note and (ii) approved the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in support of the issuance of the Note Satisfaction Shares.

The results of the vote of the Company’s stockholders were as follows:

Proposal 1: Approval of the Issuance of the Note Satisfaction Shares in Satisfaction of the Note

For Votes	Against Votes	Abstentions
21,616,780	178,848	16,820

There were no broker non-votes on this proposal.

Proposal 2:  Approval of the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies in Support of Proposal 1

For Votes	Against Votes	Abstentions
24,820,882	682,975	23,903

Item 9.01  Financial Statements and Exhibits.

 (d)           Exhibits:

Exhibit No.	Description
99.1	Press Release dated December 20, 2010 announcing the issuance of the Note Satisfaction Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Dated: December 20, 2010	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated December 20, 2010 announcing the issuance of the Note Satisfaction Shares.

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